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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BIRMINGHAM STEEL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                      THE UNITED COMPANY SHAREHOLDER GROUP
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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Birmingham, Alabama - December 1, 1999

                   UNITED COMPANY SHAREHOLDER GROUP ANNOUNCES
              DELIVERY OF CONSENTS AND SAYS ANNUAL MEETING STILL ON

         The United Company Shareholder Group, a group of shareholders that has been seeking to replace the Board (BOARD) of Birmingham Steel Corporation (NYSE:
BIR) today announced that it has delivered to BIR stockholder consents that represent a majority of BIR's outstanding shares removing the existing BOARD and appointing a New Birmingham Board (New Birmingham Board) consisting of John D. Correnti, James A Todd, Jr., James W. McGlothlin; Donna M. Alvarado; Robert M. Gerrity; Alvin R. Carpenter; Robert H. Spilman; Jerry E. Dempsey; and Steven R. Berrard.

         The BOARD had issued a press release yesterday evening announcing that because of the delivery of the consent action, BIR had postponed the Annual Meeting of Shareholders scheduled to take place in Orlando, Florida on December 2, 1999. The New Birmingham Board, after an organizational meeting that elected John Correnti Chairman and CEO, announced that the Annual Meeting will take place as scheduled at the Peabody Orlando Hotel in Orlando, Florida at 10:00 a.m. on December 2, 1999.

         Representatives of the United Group are continuing to seek a meeting to work out a compromise with the prior directors of BIR to ensure a smooth transition.

         Contact: Declan Denehan, ChaseMellon (212) 273-8084